SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - June 18, 2002



                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


              NEW YORK                                     11-3096941
    (State or other jurisdiction                        (I.R.S. Employer
  of incorporation or organization)                    Identification No.)



                         100 Quentin Roosevelt Boulevard
                              Garden City, NY 11530
          (Address of principal executive offices, including zip code)


                                 (516) 390-2100
              (Registrant's telephone number, including area code)

Item 4(a.)  Changes in Registrant's Certifying Accountant
---------------------------------------------------------

     i. On April 29, 2002, the Audit Committee of the Board of Directors of Emerging Vision, Inc. (the "Registrant") recommended that the Registrant discontinue the retention of Arthur Andersen LLP ("Andersen") for future audits of its financial statements and, on June 18, 2002, the Registrant formally dismissed Andersen as its independent public accountants.

     ii. Andersen's report on the Registrant's financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     iii. During the Registrant's two most recent fiscal years and any subsequent period through June 18, 2002, there was no disagreement with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Andersen would have caused it to make reference thereto in its report on the Registrant's consolidated financial statements, and there were no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

     iv. The Registrant requested that Andersen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 20, 2002 is filed as Exhibit 16 to this Form 8-K.

     v. The Registrant is currently in the process of interviewing independent accounting firms, and anticipates engaging new independent public accountants in time for the review and filing of its Form 10-Q for the three months ended June 30, 2002.

     vi. During the Registrant's two most recent fiscal years and any subsequent period through June 20, 2002, EVI has not consulted with any independent public accountants regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, in respect of which either a written report was provided to the Registrant or oral advice was provided; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a) and (b) - Not applicable.

(c)      Exhibits

     Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 20, 2002, filed with this document.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         EMERGING VISION, INC.
                                              (Registrant)

                                         By:   /s/  Christopher G. Payan
                                             -------------------------------
                                               Christopher G. Payan
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)


Date:  June 24, 2002

                                                                   Exhibit 16

                        (Arthur Andersen LLP Letterhead)




June 20, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Emerging Vision, Inc.

Dear Sir/Madam:

     We have read the 6 paragraphs of Item 4(a.) (i. through vi.) included in the Form 8-K dated June 18, 2002 of Emerging Vision, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,

/S/  ARTHUR ANDERSEN LLP